UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  March 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation, as servicer.

       March 25, 2005 Restatement was made to the Certificateholders.
Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Restatement to Certificateholders on March 25, 2005 is filed as
               Exhibit 99.1 hereto.

Home Equity  Mortgage Trust  Series  2005-1
Home Equity Mortgage Pass-Through Certificates, Series 2005-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein

                            By:   /s/  Annette Marsula
                                  ---------------------------------------
                                  Annette Marsula
                                  Vice President
Date: July 14, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on March 25, 2005


                    Home Equity Mortgage Trust Series 2005-1
         Home Equity Mortgage Pass-Through Certificates, Series 2005-1
                                  RESTATEMENT

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         433,100,000.00    433,100,000.00    9,181,228.83     983,858.83   10,165,087.66       0.00      0.00      423,918,771.17
AR                 100.00            100.00          100.00           0.81          100.81       0.00      0.00                0.00
ARL                100.00            100.00          100.00           0.81          100.81       0.00      0.00                0.00
M1          32,330,000.00     32,330,000.00            0.00      79,953.89       79,953.89       0.00      0.00       32,330,000.00
M2          29,900,000.00     29,900,000.00            0.00      74,426.08       74,426.08       0.00      0.00       29,900,000.00
M3          19,200,000.00     19,200,000.00            0.00      48,256.00       48,256.00       0.00      0.00       19,200,000.00
M4          20,130,000.00     20,130,000.00            0.00      88,320.38       88,320.38       0.00      0.00       20,130,000.00
M5          13,420,000.00     13,420,000.00            0.00      59,059.18       59,059.18       0.00      0.00       13,420,000.00
M6          12,510,000.00     12,510,000.00            0.00      55,909.28       55,909.28       0.00      0.00       12,510,000.00
M7          11,590,000.00     11,590,000.00            0.00      55,052.50       55,052.50       0.00      0.00       11,590,000.00
M8          10,980,000.00     10,980,000.00            0.00      52,987.65       52,987.65       0.00      0.00       10,980,000.00
M9           9,450,000.00      9,450,000.00            0.00      49,462.88       49,462.88       0.00      0.00        9,450,000.00
B1           8,850,000.00      8,850,000.00            0.00      51,625.00       51,625.00       0.00      0.00        8,850,000.00
B2           8,540,000.00      8,540,000.00            0.00      49,816.67       49,816.67       0.00      0.00        8,540,000.00
P                  100.00            100.00            0.00      93,820.31       93,820.31       0.00      0.00              100.00
TOTALS     610,000,300.00    610,000,300.00    9,181,428.83   1,742,550.27   10,923,979.10       0.00      0.00      600,818,871.17

X1         610,000,000.00    610,000,000.00            0.00   2,872,717.21    2,872,717.21       0.00      0.00      600,818,771.17
X2                   0.00              0.00            0.00           0.00            0.00       0.00      0.00                0.00
XS         531,330,910.76    531,330,910.76            0.00      88,555.15       88,555.15       0.00      0.00      522,149,481.93
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458CP1     1,000.00000000      21.19886592    2.27166666     23.47053258      978.80113408         A1        2.820000 %
AR      225458CQ9     1,000.00000000   1,000.00000000    8.10000000  1,008.10000000        0.00000000         AR        9.720768 %
ARL     225458CR7     1,000.00000000   1,000.00000000    8.10000000  1,008.10000000        0.00000000         ARL       9.720768 %
M1      225458CS5     1,000.00000000       0.00000000    2.47305568      2.47305568    1,000.00000000         M1        3.070000 %
M2      225458CT3     1,000.00000000       0.00000000    2.48916656      2.48916656    1,000.00000000         M2        3.090000 %
M3      225458CU0     1,000.00000000       0.00000000    2.51333333      2.51333333    1,000.00000000         M3        3.120000 %
M4      225458CV8     1,000.00000000       0.00000000    4.38750025      4.38750025    1,000.00000000         M4        5.265000 %
M5      225458CW6     1,000.00000000       0.00000000    4.40083308      4.40083308    1,000.00000000         M5        5.281000 %
M6      225458CX4     1,000.00000000       0.00000000    4.46916707      4.46916707    1,000.00000000         M6        5.363000 %
M7      225458CY2     1,000.00000000       0.00000000    4.75000000      4.75000000    1,000.00000000         M7        5.700000 %
M8      225458CZ9     1,000.00000000       0.00000000    4.82583333      4.82583333    1,000.00000000         M8        5.791000 %
M9      225458DA3     1,000.00000000       0.00000000    5.23416720      5.23416720    1,000.00000000         M9        6.281000 %
B1      225458DB1     1,000.00000000       0.00000000    5.83333333      5.83333333    1,000.00000000         B1        7.000000 %
B2      225458DC9     1,000.00000000       0.00000000    5.83333372      5.83333372    1,000.00000000         B2        7.000000 %
P       225458DD7     1,000.00000000       0.00000000       #######           #####    1,000.00000000         P         9.720768 %
TOTALS                1,000.00000000      15.05151527    2.85663838     17.90815365      984.94848473

X1      225458DE5     1,000.00000000       0.00000000    4.70937248      4.70937248      984.94880520         X1        0.000000 %
XS      225458DG0     1,000.00000000       0.00000000    0.16666666      0.16666666      982.71994224         XS        0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

    Note: Expense fee rates have been corrected


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)              Principal Remittance Amount                                                                9,181,428.83

                             Scheduled Principal Payments                                                                 355,881.93

                             Principal Prepayments                                                                      8,364,279.34

                             Curtailments                                                                                 446,131.20

                             Cutailment Interest Adjustments                                                                1,921.54

                             Repurchase Principal                                                                          13,214.82

                             Substitution Amounts                                                                               0.00

                             Net Liquidation Proceeds                                                                           0.00

                             Other Principal Adjustments                                                                        0.00

                             Gross Interest                                                                             4,544,805.99

                             Recoveries from Prior Loss Determinations                                                          0.00

                             Reimbursements of Non-Recoverable Advances Previously Made                                         0.00

                             Recovery of Reimbursements Previously Deemed Non-Recoverable                                       0.00

Prepayment Penalties         Number of Loans with Respect to which Prepayment Penalties were Collected                            49

                             Balance of Loans with Respect to which Prepayment Penalties were Collected                 2,386,018.39

                             Amount of Prepayment Penalties Collected                                                           0.00

Sec. 4.06(a)(iv)             Beginning Number of Loans Outstanding                                                            11,287

                             Beginning Aggregate Loan Balance                                                         531,330,910.76

                             Ending Number of Loans Outstanding                                                               11,112

                             Ending Aggregate Loan Balance                                                            522,149,481.93

Sec. 4.06(a)(v)              Servicing Fees (Including Credit Risk Manager Fee)                                           141,018.47

                             Trustee Fees                                                                                   4,427.76

Sec. 4.06(a)(vii)            Current Advances                                                                                    N/A

                             Aggregate Advances                                                                                  N/A

Section 4.06(a)(viii)        Delinquent Mortgage Loans
                                       Group 1
                                                                                Principal
                                      Category              Number               Balance                Percentage
                                      1 Month                       100            4,905,656.57                   0.94 %
                                      2 Month                        21              959,114.62                   0.18 %
                                      3 Month                         0                    0.00                   0.00 %
                                       Total                        121            5,864,771.19                   1.12 %
                                       Group Totals
                                                                                Principal
                                      Category              Number               Balance                Percentage
                                      1 Month                       100            4,905,656.57                   0.94 %
                                      2 Month                        21              959,114.62                   0.18 %
                                      3 Month                         0                    0.00                   0.00 %
                                       Total                        121            5,864,771.19                   1.12 %
                             * Delinquent Bankruptcies are included in the table above.

                             Bankruptcies
                                                     Group 1
                                                                          Principal
                                                     Number               Balance               Percentage
                                                              10              352,293.84                 0.07 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance               Percentage
                                                              10              352,293.84                 0.07 %
                                                    * Only Current Bankruptcies are reflected in the table above.

                             Foreclosures
                                                     Group 1
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %

Section 4.06(a)(xi)          REO Properties
                                                     Group 1
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %

                                                    Group Totals
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %

Section 4.06(a)(xii)         Current Realized Losses                                                                         0.00

                             Cumulative Realized Losses - Reduced by Recoveries                                              0.00

Prefunding                   Beginning Balance                                                                      78,669,389.24
Account                      Subsequent Transfer Amount                                                                      0.00
                             Ending Balance Prefunding Account                                                      78,669,389.24

Capitalized                  Beginning Balance                                                                         743,892.73
Interest Account             Capitalized Interest Requirement                                                          210,643.36
                             Ending Balance                                                                            533,249.37

Trigger Event                Trigger Event Occurrence (Effective March 2008)                                                   NO
                             (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                             Rolling 3 Month Delinquency Rate                                                           0.00000 %
                             Sr. Enhancement Percentage x 14%                                                          66.50000 %
                                                    OR
                             (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                             Cumulative Loss % of Original Aggregate Collateral Balance                                    0.00 %

                             Cumulative Loss Limit                                                                         0.00 %

O/C Reporting                Targeted Overcollateralization Amount                                                  25,925,012.75
                             Ending Overcollateralization Amount                                                             0.00
                             Ending Overcollateralization Deficiency                                                25,925,012.75
                             Overcollateralization Release Amount                                                            0.00
                             Monthly Excess Interest                                                                 2,872,717.21
                             Payment to Class X-1                                                                    2,872,717.21


    Note: Expense fee rates have been corrected

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
